SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                                    --------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            ZOMEX DISTRIBUTION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                              98-0412333
            ------                                              ----------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)

        5205 Buchanan Road, Peachland, British Columbia, Canada, VOH 1X1
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [x]

Securities  Act  registration  statement file number to which this form relates:
333-65794
---------

Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
                                  ------------
                                (Title of Class)



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------


Item 1. Description of Registrant's Securities to be Registered.
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The  description of the Common Stock to be registered  hereunder is incorporated herein by reference to the  description in the prospectus  included as a part of
the   registration   statement  on  Form  SB-2  of  Zomex   Distribution,   Inc.
(Registration No. 333-65794).


Item 2. Exhibits.
-----------------

List below all exhibits filed as a part of the registration statement:

1.   Certificate of Incorporation of Zomex Distribution, Inc.*
2.   Bylaws of Zomex Distribution, Inc.*
* Previously filed on July 25, 2001 on Form SB-2 of Zomex Distribution, Inc. (Registration No. 333-65794) and incorporated by reference herein.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

ZOMEX DISTRIBUTION, INC.

Date: November 9, 2004


By:   /s/ Peter Buckley
   -------------------------------------------
      Peter Buckley, President and Director